SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )
                                             ----
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
     240.14a-12

   PEACHTREE FUNDS:  Peachtree Bond Fund, Peachtree Equity Fund, Peachtree
                              Georgia Tax-Free
    Income Fund, Peachtree Government Money Market Fund, Peachtree Prime
                              Money Market Fund
    --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:


         2)      Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)      Proposed maximum aggregate value of transaction:


         5)      Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ---------------------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
         3)      Filing Party:

                 ---------------------------------------------------------------
         4)      Date Filed:

                 ---------------------------------------------------------------


                                                              Preliminary Copies


                                PEACHTREE FUNDS

                              PEACHTREE BOND FUND
                             PEACHTREE EQUITY FUND
                     PEACHTREE GEORGIA TAX-FREE INCOME FUND
                     PEACHTREE GOVERNMENT MONEY MARKET FUND
                       PEACHTREE PRIME MONEY MARKET FUND

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 17, 1996

         A joint meeting (together with any adjournments or postponements, the "Meeting") of the shareholders of each Fund listed above (each such Fund individually referred to as a "Portfolio" or collectively as the "Portfolios") of PEACHTREE FUNDS (the "Trust"), will be held on Wednesday, January 17, 1996. The meeting will be held at the offices of the Trust, Federated Investors Tower, 19th Floor, 10001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 1:00 P.M., January 17, 1996, for the purpose of considering and voting upon:

         (1) A proposal, in connection with the pending merger (the "Merger") of Bank South Corporation, the parent of Bank South, the Trust's current advisor, into NationsBank Corporation ("NationsBank"), to approve a new Investment Advisory Contract (the "New Advisory Contract") (which provides for no increase in advisory fees) on behalf of each Portfolio between the Trust and NationsBanc Advisors, Inc. ("NBAI"), a NationsBank affiliate, the terms of which are substantially similar to the existing investment advisory contract between the Trust and Bank South, subject to and effective upon the consummation of the Merger;

         (2) A proposal to approve a new Sub-Advisory Contract (the "New Sub-Advisory Contract") on behalf of each Portfolio between NBAI and its affiliate, TradeStreet Investment Associates, Inc. ("TSIA"), subject to the approval of the New Advisory Contract, and subject to and effective upon the consummation of the Merger; and

         (3)     Such other matters as may properly come before the Meeting.

         The Trustees have fixed December 6, 1995 as the record date for determination of shareholders of each Portfolio entitled to vote at the Meeting on all matters relating to each such Portfolio. The related Proxy Statement describes the Merger, the New Advisory Contract, the New Sub-Advisory Contract, and NBAI and TSIA.

         A Proxy solicited by the Trustees is enclosed herewith. Please mark, sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the Meeting, you may, if you wish, withdraw your Proxy and vote in person.

                                               By Order of the Board of Trustees

                                               John W. McGonigle
Dated: December    , 1995                      Secretary
                ---

      THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
        OF THE NEW ADVISORY CONTRACT AND THE NEW SUB-ADVISORY CONTRACT.


    IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND
        RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE
         REPRESENTED AT THE MEETING.  THE ENCLOSED ENVELOPE REQUIRES
                  NO POSTAGE IF MAILED IN THE UNITED STATES.


                                                              Preliminary Copies


                                PEACHTREE FUNDS

                              PEACHTREE BOND FUND
                             PEACHTREE EQUITY FUND
                     PEACHTREE GEORGIA TAX-FREE INCOME FUND
                     PEACHTREE GOVERNMENT MONEY MARKET FUND
                       PEACHTREE PRIME MONEY MARKET FUND

                     FEDERATED INVESTORS TOWER, 19TH FLOOR
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Trustees of Peachtree Funds (the "Trust") for use at the joint meeting of shareholders of the funds listed above (each fund individually referred to as a "Portfolio" or collectively as the "Portfolios") to be held at the offices of the Trust, Federated Investors Tower, 19th Floor, 10001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 1:00 P.M., on Wednesday, January 17, 1996, (together with any adjournments or postponements thereof, the "Meeting"), for the purposes set forth in the accompanying Notice of the Meeting.

         Bank South, 3350 Cumberland Circle, Atlanta, Georgia 30339, presently serves as the Trust's investment adviser (the "Adviser" or "Bank South"). Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Administrator") provides administrative services for the Trust, and Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent and provides portfolio accounting services. The Trust's distributor and principal underwriter is Federated Securities Corp., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Distributor"). The Administrator, Transfer Agent, and Distributor are collectively referred to herein as the "Present Administration."

         Bank South Corporation, the Adviser's parent corporation, has agreed to merge (the "Merger") into NationsBank Corporation ("NationsBank"), pursuant to which the Adviser will become a wholly-owned subsidiary of NationsBank. It is presently expected that the Merger will be effective on or about January 23, 1996 (the "Effective Time"). NationsBank, one of the largest providers of financial services in the country, will conduct its various investment advisory activities through its affiliates, NationsBanc Advisors, Inc. ("NBAI") and TradeStreet Investment Associates, Inc. ("TSIA"). The principal offices of NBAI and TSIA are located at 101 South Tryon Street, NationsBank Plaza, Charlotte, North Carolina 28255. NationsBank managed, through its Trust Investment Management Group and Mutual Funds Group, substantially all of the assets and operations of which will be transferred to NBAI and TSIA, approximately $30 billion of investment assets (including approximately $17 billion in mutual funds for which NationsBank affiliates serve as investment adviser) as of September 30, 1995. Such transfer is expected to occur on or about January 1, 1996. Upon the approval of the proposed new Investment Advisory Contract between the Trust and NBAI (the "New Advisory Contract") and the proposed new Sub-Advisory Contract between NBAI and TSIA (the "New Sub-Advisory Contract" and, together with the New Advisory Contract, the "New Contracts"), respectively, NBAI will become the Trust's investment adviser, and TSIA will become the Trust's sub-adviser. A proposal may be made in 1996 to merge (the "Funds Merger") the Portfolios with and into comparable portfolios of Nations Funds, which are presently advised by NationsBank, N.A., and, as of January 1, 1996, will be advised by NBAI and sub-advised by TSIA. Any proposed Funds Merger will be subject to approval of the Trustees and will be subject to further approvals of the shareholders of the Portfolios, which are not solicited hereby. It is presently expected that the Present Administration will continue to provide services to the Trust prior to the completion of any Funds Merger.

         The vote required for the approval by each Portfolio of each of the New Contracts is (i) 67% or more of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the shares of such Portfolio outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of such Portfolio on the record date, whichever is less. Consequently, with respect to each proposal, abstentions and broker non-votes will be counted as part of the base number of votes to be used in determining if the proposal has received the requisite number of votes for approval. Thus, an abstention or a broker non-vote will have the same effect as a vote "against" such proposal. Bank South and its affiliates presently own, and intend to vote, sufficient shares of each Portfolio to assure approval of the New Contracts.

         Each shareholder of each Portfolio is entitled to one vote on each proposal per share held as of the record date (the "Shares"). In determining whether a quorum for any Portfolio exists at the Meeting for purposes of all matters to be voted on, votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases) and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners), with respect to the proposal receiving the most such votes (including abstentions and broker non-votes) of such Portfolio, will be counted. A majority of the outstanding Shares of each Portfolio, respectively, represented in person or by proxy, is required to constitute a quorum for each such Portfolio at the Meeting.

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Meeting and gives verbal notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Trust. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the Meeting in the manner specified thereon. If the Proxy is properly executed and returned, but no choice is specified thereon, it will be voted in favor of the proposals described below.

         The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by NationsBank and/or Bank South. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of the Shares, and normal handling charges may be paid for such forwarding services. In addition to solicitations by mail, certain officers or employees of the Trust, Bank South, the Transfer Agent, and the Administrator may solicit Proxies in person or by telephone, telegraph or other means. It is anticipated that this Proxy Statement and the accompanying Proxy will first be
mailed to shareholders on or about December   , 1995.
                                            --

         The Trust will provide, without charge and upon verbal or written request, to each shareholder of a Trust Portfolio, a copy of the Portfolio's annual report for the fiscal year ended September 30, 1995. Written or telephone requests for such documents should be directed to the Peachtree Funds Service Center, 3350 Cumberland Circle, Atlanta, Georgia 30339, telephone:
(770) 989-6200 or (800) 621-8969.


                    VOTING SECURITIES AND PRINCIPAL HOLDERS

         The record of shareholders entitled to vote at the Meeting was taken as of the close of business on December 6, 1995. On that date the Shares held in the Portfolios of the Trust, with each Share entitled to one vote, were as follows:

         PORTFOLIO                                           SHARES OUTSTANDING
         ---------                                           ------------------
         Peachtree Bond Fund                                          shares
         Peachtree Equity Fund                                        shares
         Peachtree Georgia Tax-Free Income Fund                       shares
         Peachtree Government Money Market Fund                       shares
         Peachtree Prime Money Market Fund                            shares


         The following list sets forth certain information concerning the only "persons" (as that term is defined by the Securities and Exchange Commission) who are known by the Trust to be the beneficial owners of more than 5% of the Shares of any Trust Portfolio as of December 6, 1995.





                                     - 2 -

                                                                                      NUMBER OF SHARES         PERCENT
BENEFICIAL OWNER                                                                      BENEFICIALLY OWNED       OF CLASS
----------------                                                                      ------------------       --------
Bank South, acting in various capacities for numerous accounts
3350 Cumberland Circle
Atlanta, Georgia  30339
     Peachtree Bond Fund
     Peachtree Equity Fund
     Peachtree Georgia Tax-Free Income Fund
     Peachtree Government Money Market Fund
     Peachtree Prime Money Market Fund

BHC Securities, Inc.(1), acting in various capacities for numerous accounts
100 North 20th Street
4th Floor
Philadelphia, Pennsylvania  19103
     Peachtree Prime Money Market Fund

----------------------------
(1) BHC Securities, Inc. acts as the clearing and carrying broker for Bank South Investment Services, Inc., a subsidiary of Bank South.


                                   PROPOSAL 1
                 APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

THE ACQUISITION OF BANK SOUTH BY NATIONSBANK

         Bank South has served as Adviser to the Trust Portfolios pursuant to an Investment Advisory Contract dated December 1, 1993 (the "Present Contract"), a copy of which is attached to this Proxy Statement as Exhibit A. Bank South is a wholly-owned subsidiary of Bank South Corporation, a bank holding company registered under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), with its main office located at 55 Marietta Street, N.W., Atlanta, Georgia 30303 ("BSC"). BSC conducts a wide range of commercial and personal banking activities through Bank South and, through its non-banking subsidiaries, provides insurance, mortgage leasing, certain securities underwriting and brokerage, and retail loan services.

         On September 4, 1995, BSC and NationsBank entered into an Agreement and Plan of Merger (the "Merger Agreement"). Consummation of the transactions contemplated by the Merger Agreement, including the Merger, will cause the Adviser to become an indirect wholly-owned subsidiary of NationsBank. Additionally, it is expected that following the consummation of the Merger, Bank South will be merged with and into NationsBank of Georgia, N.A., NationsBank's wholly-owned Georgia banking subsidiary. The change in ownership of the Adviser would automatically terminate the Present Contract in accordance with its terms as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, the New Contracts are being proposed for approval by the shareholders of each Portfolio in order to ensure continuity in the provision of investment advisory services to the Trust. Both NBAI and TSIA are wholly-owned subsidiaries of NationsBank, N.A., Charlotte, North Carolina.

         There are various conditions precedent to the consummation of the Merger, including approval of the shareholders of BSC, and approval of federal and state regulatory authorities. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the mutual consent of BSC and NationsBank or upon the occurrence of other events specified in the Merger Agreement. BSC's shareholders are expected to approve the Merger on December 14, 1995.

APPROVAL OF THE NEW ADVISORY CONTRACT

         The Trustees are proposing that shareholders of each Portfolio approve the New Advisory Contract with NBAI, to become effective as of the Effective Time of the Merger. A description of the New Advisory Contract,





                                     - 3 -


NBAI, and the services to be provided by NBAI thereunder is set forth below. The description of the New Advisory Contract is qualified in its entirety by reference to the form of the New Advisory Contract attached to this Proxy Statement as Exhibit B. See "Proposal 2 - Approval of the New Sub-Advisory Contract" for further information regarding TSIA and the proposed New Sub-Advisory Contract.

         As more fully described below, the terms of the New Advisory Contract are substantially similar in all material respects to the Present Contract, except for (i) the change in investment adviser, and (ii) the effective date which, in the case of the New Advisory Contract, will be the date of the Effective Time of the Merger of BSC into NationsBank. It is currently expected that the Effective Time will occur on or before January 31, 1996. The New Advisory Contract provides for no increase in advisory fees payable by any Portfolio.

         At a meeting held on November 15, 1995, the Trustees, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of the Trust and who will not be interested persons of NBAI or TSIA (the "Non-Interested Trustees"), approved the New Contracts. By approving the New Contracts, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust. In connection with the approval of the New Contracts, the Trustees considered the absence of material changes in the overall form of the Present Contract, the investment advisory fees, or any Portfolio's investment objectives or policies. The Trustees also took into account the financial strength of NationsBank, the management, personnel, experience and operations of NationsBank and its affiliates, the commitment of NationsBank and its affiliates to the financial services industry, and the fact that NBAI and TSIA are affiliates of NationsBank. The Trustees based their determinations in this regard on discussions with representatives of Bank South and NBAI at the meeting and a review of materials presented by Bank South, NBAI, and TSIA in connection with the meeting. These materials included NationsBank's annual and quarterly reports, prospectuses and marketing brochures for Nations Funds, various documents outlining the history and current operations of NationsBank, NBAI, TSIA, and Nations Funds, as well as opportunities for the Portfolios within this structure and the experience of the NationsBank organization, the Trust Investment Management Group and Mutual Funds Group of which managed, on September 30, 1995, approximately $30 billion of investment assets (including approximately $17 billion in mutual funds for which NationsBank affiliates serve as investment adviser). Finally, the Trustees considered the management, personnel, and operations contemplated with respect to NBAI and TSIA following the Merger. The Trustees were also advised by NBAI that NationsBank intends to examine all mutual fund activities of the combined entities subsequent to consummation of the Merger, and that management of the Trust would be involved in the examinations of these activities. The Trustees have not yet considered a possible Funds Merger, and no action will be taken on such Funds Merger at the Meeting. The Trustees, including Non-Interested Trustees, concluded that NBAI and TSIA are fully capable of performing the services contemplated by the New Advisory Contract and the Sub-Advisory Contract, respectively, and recommended that the New Contracts be approved by the shareholders of the Trust.

INFORMATION ABOUT THE PRESENT ADVISER AND THE NEW ADVISER

Bank South

         Bank South is a Georgia-chartered state bank and trust company headquartered in Atlanta, Georgia, that is a member of the Federal Reserve System. It has been managing discretionary assets for its customers since 1931. At December 6, 1995, Bank South managed approximately $1.4 billion in discretionary assets. Bank South has served as Adviser to the Trust since its inception in 1994, but was not previously an investment adviser to a mutual fund.

         Two employees of Bank South are principally responsible for the day-to-day management of the Portfolios. Mr. W. Shelton Prince is primarily responsible for the day-to-day management of the Peachtree Equity Fund. He joined Bank South in March 1968 and was promoted to Vice President in November 1979, and to Senior Investment Manager in February 1993. Additionally, he is responsible for the management of Bank South's Equity Common Trust Funds and has overall responsibility for Bank South's Mutual Fund Management Group. He also serves on Bank South's Investment Strategy Advisory Committee.

         Mr. Jan A. Koenig assumed the responsibility for the day-to-day management of the Fund Portfolios (other than the Peachtree Equity Fund) in September 1995. He joined Bank South in July 1995 as a Senior





                                     - 4 -


Portfolio Adviser and head of the Investment Management Division of the Wealth Management Group. Mr. Koenig previously served as a Senior Portfolio Manager/Manager of the Investment Services Group at Texas Commerce Investment Management Company, a subsidiary of Chemical Banking Corporation, in Houston, Texas from 1987 to 1995.

         It is presently anticipated that Messrs. Prince and Koenig will continue to be involved in the day-to-day management of the Portfolios after consummation of the Merger and execution of the New Contracts.

         The principal executive officers and directors of Bank South are listed in the table below. The business address of each such individual is Bank South, 55 Marietta Street, N.W., Atlanta, Georgia 30303.

                                                                           Other Substantial
                                                                         Business, Profession,
Name                       Position with Bank South                     Vocation or Employment
----                       ------------------------                     ----------------------
Ray C. Anderson            Director                      President and Chief Executive Officer of Interface,
                                                         Inc., a manufacturer of carpet, textiles and
                                                         chemicals.

Kenneth W. Cannestra       Director                      Senior Adviser of Lockheed Martin Corporation.

John S. Carr               Director                      President of John S. Carr & Associates, Inc., a real
                                                         estate development company, and John S. Carr &
                                                         Company, Inc., real estate brokerage firm.

Patrick L. Flinn           Chairman, Chief Executive     None
                           Officer, and Director

Ralph E. Hutchins, Jr.     Chief Financial Officer       None

Sidney E. Jennette, Jr.    Director                      Management consultant; retired Vice President-
                                                         Corporate and External Affairs of Southern Bell
                                                         Telephone & Telegraph Co.

Lynn H. Johnston           Director                      Retired Chairman of Life Insurance Company of
                                                         Georgia and of ING America Life Corporation.

William M. McClatchey      Director                      Physician with Piedmont Medical Care Foundation.

John E. McKinley, III      Principal Operating Officer,  None
                           Credit Policy and Corporate
                           Banking, and Director

Julia W. Morgan            Director                      President and Chief Executive Officer of Ed Morgan &
                                                         Associates, Inc., an insurance company.

Barry Phillips             Director                      Partner of Kilpatrick & Cody, attorneys.

Ben G. Porter              Director                      An owner of Piedmont Communications Corporation,
                                                         operators of two radio stations in Macon, Georgia;
                                                         retired Senior Vice President of and active
                                                         consultant to Charter Medical Corporation.

John W. Robinson, Jr.      Director                      President of Southern Waistbands, Inc., a
                                                         manufacturer of textile products.






                                    - 5 -

                                                                           Other Substantial
                                                                         Business, Profession,
Name                       Position with Bank South                     Vocation or Employment
----                       ------------------------                     ----------------------
Lee M. Sessions, Jr.       Principal Operating           None
                           Officer, Retail, Trust and
                           Investment Management

Felker W. Ward, Jr.        Director                      President of Ward & Associates, Inc., investment
                                                         bankers since 1988; director of the Atlanta Gas
                                                         Light Company and Abrams Industries, Inc.

Virgil R. Williams         Director                      Chairman and Chief Executive Officer of Equipment
                                                         Technology, Inc., an environmental engineering
                                                         company; Chairman of Williams Service Group, Inc.,
                                                         an industrial engineering company, and President of
                                                         Williams Communications, Inc., a communications
                                                         company.



NBAI

         NBAI is a wholly-owned, indirect subsidiary of NationsBank, N.A., a wholly-owned banking subsidiary of NationsBank. NationsBank, a bank holding company registered under the BNC Act is a financial services company headquartered in Charlotte, North Carolina. Through its related banking subsidiaries and its various non-banking subsidiaries, NationsBank provides banking and banking-related services, primarily throughout the Southeast and Mid-Atlantic states and Texas. On September 30, 1995, NationsBank had total assets of $182 billion.

         Pursuant to the New Advisory Contract, NBAI will succeed Bank South as the investment adviser for the Trust Portfolios. NBAI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and effective January 1, 1996, will act as investment adviser to Nations Funds, NationsBank's proprietary family of 43 mutual funds. On September 30, 1995, NationsBank's Trust Investment Management Group and Mutual Funds Group, substantially all of the assets and operations of which will be transferred to NBAI and TSIA, held approximately $30 billion of investment assets under management (including approximately $17 billion in mutual funds for which NationsBank affiliates serve as investment adviser). Such transfer is expected to occur on or about January 1, 1996. The principal executive officers and directors of NBAI are listed in the table below. The business address of each such individual is 101 South Tryon Street, NationsBank Plaza, Charlotte, North Carolina 28255.

                                                             Other Substantial
                                                             Business, Profession,
Name                           Position with NBAI            Vocation or Employment
----                           ------------------            ----------------------
Mark Hurst Williamson          President and Director        None
Theodore Orto Johnson          Secretary/Treasurer           None
Robert Harry Gordon            Senior Vice President         None
Martha Ellen Fox               CCO/Asst. Sec.                None
John Warner Munce              Director                      Executive Vice President, NationsBank, N.A.
James Bainbridge Sommers       Director                      President, NationsBank, N.A. Trust


         The following schedule lists the net assets of each of the Nations Funds portfolios and the contractual advisory fees, current waivers, and actual advisory fees for such portfolios, as of October 31, 1995.





                                     - 6 -


          ASSETS AND ADVISORY FEES PAID UNDER NATIONS FUNDS PORTFOLIOS
                       AND NATIONS INSTITUTIONAL RESERVES

TYPE AND                     NET ASSETS AS OF            CONTRACTUAL       CURRENT FEE     ACTUAL ADVISORY
NAME OF FUND                 OCTOBER 31, 1995            ADVISORY FEE       WAIVERS(1)           FEE
------------                 ----------------            ------------       -------        ---------------
EQUITY FUNDS
  Equity Income               $   406,561,488               0.70%             0.02%             0.68%
  Capital Growth                  902,230,396               0.75%             0.00%             0.75%
  Emerging Growth                 294,740,255               0.75%             0.00%             0.75%
  Value                         1,062,643,066               0.75%             0.00%             0.75%
  Equity Index Fund               138,298,635               0.50%             0.45%             0.05%
  International Equity            684,947,177               0.90%             0.00%             0.90%
  Disciplined Equity              177,002,734               0.75%             0.00%             0.75%
  Balanced Assets                 225,358,556               0.75%             0.00%             0.75%
  Emerging Markets                 17,037,448               1.10%             0.00%             1.10%
  Pacific Growth                   35,620,823               0.90%             0.00%             0.90%
                              ---------------
                              $ 3,884,440,581
                              ===============
FIXED INCOME
  Global Gov't Income              21,663,969               0.70%             0.00%             0.70%
  Short Term Income               186,100,665               0.80%             0.30%             0.30%
  Short/Intermediate Gov't        517,594,034               0.80%             0.20%             0.40%
  Government Securities           108,272,773               0.64%             0.14%             0.50%
  Mortgage-Backed Sec.             44,682,895               0.60%             0.10%             0.50%
  Strategic Fixed Income          806,999,707               0.60%             0.10%             0.50%
  Diversified Income              141,099,526               0.60%             0.10%             0.50%
                              ---------------
                              $ 1,826,413,569
                              ===============
TAX-EXEMPT FUNDS
  Short Term Municipal             67,911,033               0.50%             0.42%             0.08%
  Intermediate Municipal           75,876,861               0.50%             0.32%             0.18%
  Municipal Income                114,120,618               0.60%             0.26%             0.34%
  Florida Int. Municipal           50,493,012               0.50%             0.27%             0.23%
  Florida Municipal                37,356,098               0.60%             0.28%             0.32%
  Georgia Int. Municipal           60,230,131               0.50%             0.27%             0.23%
  Georgia Municipal                15,026,107               0.60%             0.38%             0.22%
  Maryland Int. Municipal          90,563,737               0.50%             0.25%             0.25%
  Maryland Municipal               12,317,476               0.60%             0.42%             0.18%
  North Carolina Int.  Muni.       38,333,041               0.50%             0.29%             0.21%
  North Carolina Muni.             31,047,300               0.60%             0.29%             0.31%
  South Carolina Int. Muni.        70,934,280               0.50%             0.25%             0.25%
  South Carolina Muni.             15,126,309               0.60%             0.37%             0.23%
  Tennessee Int. Municipal         17,741,769               0.50%             0.38%             0.12%
  Tennessee Municipal               7,406,278               0.60%             0.53%             0.07%
  Texas Int. Municipal             30,644,052               0.50%             0.34%             0.16%
  Texas Municipal                  17,419,278               0.80%             0.35%             0.25%
  Virginia Int. Municipal         249,613,912               0.50%             0.22%             0.28%
  Virginia Municipal               19,868,825               0.80%             0.33%             0.27%
                              ---------------
                              $ 1,022,030,112
                              ===============
MONEY MARKET
  Prime                         3,951,532,950               0.20%             0.05%             0.15%
  Treasury                      3,165,689,843               0.20%             0.05%             0.15%
  Government Money Mkt.           413,265,288               0.40%             0.26%             0.14%
  Tax-Exempt Money Mkt.         1,168,146,185               0.40%             0.26%             0.14%
                              ---------------
                              $ 8,698,628,246
                              ===============

     TOTAL NATIONS
     FUNDS                    $15,431,518,508
                              ===============






(Table continued on next page)

                                    - 7 -

               TYPE AND                         NET ASSETS AS OF         CONTRACTUAL        CURRENT FEE     ACTUAL ADVISORY
               NAME OF FUND                     OCTOBER 31, 1995         ADVISORY FEE       WAIVERS(1)            FEE
               ------------                     ----------------         ------------       -------         ---------------
               INSTITUTIONAL RESERVES
                 Cash Reserves                  $   665,408,813             0.30%              0.22%             0.08%
                 Treasury Reserves                  503,895,940             0.30%              0.24%             0.06%
                 Government Reserves                154,290,635             0.30%              0.25%             0.05%
                 Municipal Reserves                 103,241,007             0.30%              0.30%             0.00%
                                                ---------------

                    TOTAL NATIONS
                    INSTITUTIONAL RESERVES      $ 1,426,836,395
                                                ===============

-------------------
(1) Each current fee waiver represents a percentage of daily net assets of each Fund calculated at an annualized rate.

         The annual advisory fees which NBAI will be entitled to receive for its services to the Portfolios, and which will be payable to NBAI following the Merger, provided the New Advisory Contract is approved by the shareholders of the Portfolios, are set forth below in the section entitled "Information About the New Advisory Contract."

INFORMATION ABOUT THE NEW ADVISORY CONTRACT

         The form of the New Advisory Contract is attached to this Proxy Statement as Exhibit B. Under the New Advisory Contract, NBAI will manage the Portfolios' investments and provide various administrative services, investment research, advice, management, and supervision of the investments of the Trust and will conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Trust's assets, subject to the supervision of the Trustees and in conformity with the stated investment objectives and policies of each Portfolio.

         Specifically, NBAI will furnish reports, statistical and research services, and will make investment decisions with respect to each Portfolio. Each Portfolio will pay the cost of all of its expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the Securities Act of 1933, as amended, the 1940 Act, and the securities laws of the states in which its shares are registered or qualified for sale, printing prospectuses as they are updated, share certificates, mailings, brokerage charges, issue and transfer taxes on the sale of Portfolio securities, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of any shareholder meetings and reports to shareholders. Notwithstanding the foregoing, it is presently anticipated that the Present Administration will continue to provide services to the Trust prior to the completion of any Funds Merger. The Trust's expenses will continue to include expenses of administrative personnel and services provided to the Trust by the Administrator at an annual rate as described in the prospectuses for the various Portfolios.

         The New Advisory Contract provides that the monthly advisory fees payable to NBAI by the Portfolios will be the same as those charged by Bank South under the Present Contract. The monthly advisory fees payable under the New Advisory Contract by the Portfolios are equal to a fixed percentage of daily net assets of each Portfolio calculated at an annualized rate. In addition, the expense reimbursement provision contained in the New Advisory Contract with respect to each Portfolio, pursuant to which NBAI has undertaken to reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed either a fixed percentage of average net assets or the most restrictive state expense limitations, as the case may be, is the same as that currently in effect with respect to each Portfolio under the Present Contract. From time to time, NBAI, consistent with Bank South's current practice, may waive its fee or reimburse a Portfolio for certain of its expenses in order to reduce the Portfolio's expense ratio. As a result, the Portfolio's return and yield would be higher than it would be if the fees and such expenses had been paid by the Portfolio.

         The following table sets forth the monthly advisory fee and expense limitation applicable with respect to each Portfolio under the Present and New Advisory Contracts. In addition, the table indicates the aggregate amount of advisory fees paid by each Portfolio under the Present Contract, net of any advisory fee waiver, during its most recent fiscal year.

                           ADVISORY FEES UNDER THE
                       NEW AND PRESENT ADVISORY CONTRACTS

                                    NET ASSETS ON           CONTRACTUAL       CURRENT FEE        ACTUAL
PORTFOLIO                        SEPTEMBER 30, 1995        ADVISORY FEE        WAIVER(1)      ADVISORY FEE
---------                        ------------------        ------------        ---------      ------------
Peachtree Bond Fund                $  93,524,323               0.75%             0.00%            0.75%
Peachtree Equity Fund                125,031,481               0.75%             0.00%            0.75%
Peachtree Georgia Tax-Free
    Income Fund                        3,202,988               0.75%             0.75%            0.00%
Peachtree Government
    Money Market Fund                 59,013,066               0.50%             0.30%            0.20%
Peachtree Prime
    Money Market Fund                150,427,875               0.50%             0.31%            0.19%
--------------------------

(1) The current voluntary fee waivers and reimbursement may be modified or terminated by the Adviser at any time in its sole discretion. Similarly, under the New Advisory Contract, NBAI would be able to modify or terminate the voluntary fee waivers and reimbursement in its sole discretion.

         For the fiscal year ended September 30, 1995, the Trust paid Bank South the following investment advisory fees:

         PORTFOLIO                                                           ADVISORY FEES
         ---------                                                           -------------
         Peachtree Bond Fund                                    $635,619, none of which was waived.
         Peachtree Equity Fund                                  $814,121, none of which was waived.
         Peachtree Georgia Tax-Free Income Fund                 $14,375, all of which was waived.
         Peachtree Government Money Market Fund                 $356,814, of which $217,475 was waived.
         Peachtree Prime Money Market Fund                      $515,302, of which $321,304 was waived.


         The terms of the New Advisory Contract are substantially similar to the Present Contract with Bank South. However, the New Advisory Contract differs from the Present Contract in (i) the identity and ultimate ownership of the investment adviser, and (ii) the effective date which, in the case of the New Advisory Contract, will be the date of the Effective Time of the Merger.
As indicated above, it is currently expected that the Effective Time will occur on or about January 23, 1996.

         Similar to the Present Contract, the New Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of NBAI under the New Advisory Contract, NBAI and its affiliates shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         If approved by shareholders at the Meeting, the New Advisory Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Advisory Contract must be approved by a majority vote of the Trustees, including a majority of the Non-Interested Trustees, cast in person at a meeting called for that purpose. NBAI will have the right, in any year, to notify the Trust in writing at least 60 days before the New Advisory Contract anniversary date that it does not desire a renewal of the New Advisory Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Advisory Contract at any time without penalty by giving the

Adviser 60 days' written notice. The New Advisory Contract may not be assigned by NBAI and shall terminate automatically in the event of an assignment. The New Advisory Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Non-Interested Trustees, and on behalf of a Portfolio by the holders of a majority of the outstanding voting shares of such Portfolio. If the New Advisory Contract is approved by shareholders of one or more Portfolios and the Merger is consummated, the New Advisory Contract will be executed and become effective with respect to such Portfolio(s) on the Effective Date.

SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act provides that in connection with the sale of any interest in an investment adviser (such as Bank South) which results in the "assignment" of an investment advisory contract, an investment adviser (such as NBAI) of a registered investment company (such as the Trust), or an affiliated person of such investment adviser (such as TSIA), may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board of Trustees of the Trust has requested and received assurances from the Adviser that no "unfair burden" will be imposed on the Trust as a result of the proposed transactions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Under the New Advisory Contract, decisions regarding each Portfolio will be made by NBAI subject to the supervision and control of the Trustees. All Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the adviser makes decisions on and selects brokers or dealers for portfolio transactions. In selecting firms to effect securities transactions, the primary consideration of the Trust is prompt execution at the most favorable price. The Trust will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Trust will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Trust.

         Under the New Advisory Contract, NBAI may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to NBAI, to advisers who are affiliates of NBAI (such as TSIA) or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Trust and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Trust or any other fund is not a criterion that NBAI will use in selecting a broker or dealer to execute portfolio transactions on behalf of the Trust.

         NBAI, in selecting brokers or dealers to execute portfolio transactions, will exercise reasonable business judgment and determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which

NBAI might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to NBAI or TSIA, or their affiliates. NBAI generally will not lower its fee, however, as a consequence of receiving such services.

         The Trust will not effect brokerage transactions with any broker or dealer affiliated directly or indirectly with NBAI or TSIA, unless such transactions are fair and reasonable, under the circumstances, to the relevant Portfolio's shareholders and comply with the requirements of the 1940 Act. Circumstances that may indicate that such transactions are fair and reasonable include the frequency of such transactions, the selection process, and the commissions payable in connection with such transactions.

         With respect to the portion of any Portfolio invested in municipal securities or United States Government securities, it is anticipated that most purchase and sale transactions will be with the issuer or an underwriter or with major dealers in debt instruments acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         With respect to any Portfolio investing in domestic and/or foreign equity securities, it is anticipated that most transactions in such securities will occur on domestic and/or foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Trust may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

           With respect to any Portfolio investing in money market instruments, it is anticipated that most transactions in such securities will be made with recognized dealers in such instruments except when a better price (including commission) and execution are available elsewhere.

RECOMMENDATION OF THE BOARD OF TRUSTEES
         Based upon the considerations set forth under "Approval of the New Advisory Contract" above, the Trustees have determined that the New Advisory Contract is in the best interest of each Portfolio and its shareholders. In addition, NBAI expects that there will be no diminution in the scope and quality of services provided to the Trust as a result of these transactions.
In fact, except as described above, the New Advisory Contract is the same in all material respects as the Present Contract under which the Trust is currently operating and which has been approved previously by the initial shareholders of each respective Portfolio. The Board of Trustees believes that the Portfolios will receive investment management services under the New Advisory Contract at least equivalent to those that they receive under the Present Contract, and at the same fee and expense levels.

         In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and the New Advisory Contract is not approved by the shareholders of any Portfolio, the Present Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that NBAI perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders of that Portfolio.


      THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
                         OF THE NEW ADVISORY CONTRACT.

                                   PROPOSAL 2
                   APPROVAL OF THE NEW SUB-ADVISORY CONTRACT

APPROVAL OF THE NEW SUB-ADVISORY CONTRACT

         As described below, the Trustees are proposing that shareholders of each Portfolio approve the New Sub-Advisory Contract between NBAI and TSIA, to become effective as of the Effective Time of the Merger. A description of the New Sub-Advisory Contract and TSIA, and the services to be provided by TSIA thereunder is set forth below. The descriptions of the New Sub-Advisory Contract is qualified in its entirety by reference to the form of the New Sub-Advisory Contract attached to this Proxy Statement as Exhibit C.

         As more fully described below, execution of the New Sub-Advisory Contract will allow TSIA's research department and staff to furnish NBAI with factual information and investment recommendations and advice, and to be available for consultation generally with respect to each Portfolio. There will be no additional charge to the Trust for the services provided by TSIA. The effective date of the New Sub-Advisory Contract, if approved by the shareholders, will be the date of the Effective Time of the Merger. It is currently expected that the Effective Time will occur on or about January 23, 1996.

         At a meeting held on November 15, 1995, the Trustees, including a majority of the Non-Interested Trustees, approved the New Sub-Advisory Contract. For a discussion of the information reviewed and issues considered by the Trustees in approving the New Sub-Advisory Contract, see "Proposal 1 - Approval of the New Advisory Contract." The Trustees, including Non-Interested Trustees, concluded that TSIA is fully capable of performing the services contemplated by the New Sub-Advisory Contract and recommended that the New Sub-Advisory Contract be approved by the shareholders of the Trust.

INFORMATION ABOUT THE SUB-ADVISER
         TSIA is a wholly-owned subsidiary of NationsBank, N.A., a wholly-owned banking subsidiary of NationsBank. TSIA will become the sub-adviser for the domestic Nations Fund portfolios effective on or about January 1, 1996, and is comprised of more than 30 investment professionals having significant investment industry experience. Pursuant to the New Sub-Advisory Contract, TSIA will provide certain sub-advisory services for NBAI and will act as sub-adviser of the Trust Portfolios.

         The principal executive officers and directors of TSIA are listed in the table below. The business address of each such individual is 101 South Tryon Street, NationsBank Plaza, Charlotte, North Carolina 28255.

                                                                             OTHER SUBSTANTIAL
                                                                           BUSINESS, PROFESSION,
NAME                           POSITION WITH TSIA                         VOCATION OR EMPLOYMENT
----                           ------------------                         ----------------------
Andrew Michael Silton          President/Director            None
Rich Gershen                   Chief Operating Officer       None
Louis E. Jerome                Treasurer                     Senior Vice President, NationsBank, N.A. Trust
Mary Della Primm               Officer                       None
David Milton Hetherington      Officer                       None
Holly Day Deem                 Vice President                None
James Bainbridge Sommers       Director                      President, NationsBank, N.A. Trust
John Warner Munce              Director                      Executive Vice President, NationsBank, N.A.
Stuart Alvin Sachs             Director                      President, Sovran Capital Management
Laura Dagenhart Fennell        Secretary                     Counsel, NationsBank


         Pursuant to the New Sub-Advisory Contract, TSIA will be reimbursed by NBAI in connection with the rendering of services on the basis of the direct and indirect costs of performing such sub-advisory services. The annual advisory fees which TSIA will be entitled to receive for its services to NBAI, and which will be payable to

TSIA by NBAI following the Merger, provided the New Sub-Advisory Contract is approved by the shareholders of the Portfolios, are set forth below in the section entitled "Information About the New Sub-Advisory Contract." TSIA's fees under the New Sub-Advisory Contract will be paid by NBAI from the fees received by NBAI from the Portfolios.

INFORMATION ABOUT THE NEW SUB-ADVISORY CONTRACT

         The form of the New Sub-Advisory Contract is attached to this Proxy Statement as Exhibit C. Under the New Sub-Advisory Contract, TSIA's research department and staff will furnish NBAI with factual information and investment recommendations and advice, and will be available for consultation generally with respect to each Portfolio. In connection with the rendering of such services, TSIA will receive an annual sub-advisory fee from NBAI equal to a fixed percentage of daily net assets of each Portfolio calculated at an annualized rate. In the event that NBAI's advisory fee from the Trust is reduced in order to meet the expense limitations imposed on a Portfolio by state securities laws or regulations, the sub-advisory fee will be reduced by one-half of the reduction in the fee due from the Trust to NBAI on behalf of the Portfolio. From time to time, TSIA may waive its fee or reimburse a Portfolio for certain of its expenses in order to reduce the Portfolio's expense ratio. Because TSIA's fee is payable by NBAI out of NBAI's advisory fees, there will be no additional charge to the Trust for the services provided by TSIA.

         The New Sub-Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of TSIA under the New Sub-Advisory Contract, TSIA and its affiliates shall not be liable to the NBAI, the Trust, or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         The following table sets forth the proposed monthly sub-advisory fee and expense limitation applicable with respect to each Portfolio under the New Sub-Advisory Contract.

                                 SUB-ADVISORY FEE
NAME OF FUND                     (TO BE PAID BY NBAI) (1)
------------                     ------------------------
Peachtree Bond Fund                     .15%
Peachtree Equity Fund                   .25%
Peachtree Georgia Tax-Free
    Income Fund                         .07%
Peachtree Government
    Money Market Fund                   .055%
Peachtree Prime
    Money Market Fund                   .055%


-------------------
(1) In the event NBAI waives all of its advisory fees with respect to a Portfolio or Portfolios under the New Advisory Contract, it is expected that TSIA will waive its sub-advisory fees with respect to such Portfolio or Portfolios under the New Sub-Advisory Contract.

         If approved by shareholders at this Meeting, the New Sub-Advisory Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Sub-Advisory Contract must be approved by a majority vote of the Trustees, including a majority of the Non-Interested Trustees, cast in person at a meeting called for that purpose. NBAI will have the right, in any year, to notify the Trust in writing at least 60 days before the New Sub-Advisory Contract anniversary date that it does not desire a renewal of the New Sub-Advisory Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Sub-Advisory Contract at any time without penalty by giving the Adviser 60 days' written notice. The New Sub-Advisory Contract may not be assigned by NBAI and shall terminate automatically in the event of an assignment. The New Sub-Advisory Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Non-Interested Trustees, and on behalf of a Portfolio by the holders of a majority of the outstanding voting shares of such Portfolio.

SECTION 15(F) OF THE 1940 ACT

         The Board of Trustees of the Trust has requested and received assurances from the Adviser that no "unfair burden" will be imposed on the Trust as a result of the proposed transactions. See "Proposal 1 - Section 15(f) of the 1940 Act."

RECOMMENDATION OF THE BOARD OF TRUSTEES

         Based upon the considerations set forth under "Approval of the New Sub-Advisory Contract" above, the Trustees have determined that the New Sub-Advisory Contract is in the best interest of each Portfolio and its shareholders. The Board of Trustees believes that the Portfolios will receive investment management services under the New Advisory Contract and the New Sub-Advisory Contract at least equivalent to those that they receive under the Present Contract, and at the same fee and expense levels.

         In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms and the New Sub-Advisory Contract will not be executed. To the extent that the New Advisory Contract is not approved by the shareholders of any Portfolio, the New Sub-Advisory Contract will not be executed with respect to such Portfolio. If the Merger is consummated and the New Advisory Contract is approved, but the New Sub-Advisory Contract is not approved by the shareholders of any Portfolio, the New Advisory Contract will be executed, and NBAI and the Board of Trustees will consider what actions should be taken, including but not limited to seeking approval for the retention of another sub-adviser.

            THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR"
                 THE APPROVAL OF THE NEW SUB-ADVISORY CONTRACT.
          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         If at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those Proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

                          NEXT MEETING OF SHAREHOLDERS

         No Portfolio is required to, and none intend to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act. The next meeting of the shareholders of each Portfolio will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Portfolio's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements. Upon consummation of the Merger and execution of the New Advisory Contract, the principal offices of the Trust will continue to be located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


       PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN
           SUCH CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.


                                                   By Order of the Trustees


                                                    /s/ John W. McGonigle
                                                   ----------------------
                                                   John W. McGonigle
                                                   Secretary
December    , 1995
         ---
                                     - 15 -



                                                                      APPENDIX A

                                          PEACHTREE FUNDS

                                        [NAME OF PORTFOLIO]

                              THIS PROXY IS SOLICITED BY THE BOARD OF

[LOGO AND ADDRESS]   TRUSTEES OF PEACHTREE FUNDS FOR USE AT THE SPECIAL MEETING
                     OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER,
                     19TH FLOOR, 10001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA
                     15222-3779, ON WEDNESDAY, JANUARY 17, 1996, AT 1:00 P.M.,
                     E.S.T.

                     THE UNDERSIGNED HEREBY APPOINTS          ,          ,
                                                     ---------  ---------
                              , OR          , AND EACH OF THEM, WITH FULL POWER
                     ---------     ---------
                     OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN [NAME OF PORTFOLIO] HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 6, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

                     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSALS 1 AND 2.





  PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS        [X]                             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                       [NAME OF PORTFOLIO]                       DETACH AND RETURN THIS PORTION ONLY

   VOTE ON PROPOSAL
FOR    AGAINST    ABSTAIN         1.  PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT (THE "NEW ADVISORY CONTRACT") ON
[ ]      [ ]        [ ]               BEHALF OF EACH PORTFOLIO BETWEEN THE TRUST AND NATIONSBANC ADVISORS, INC. ("NBAI"), THE TERMS
                                      OF WHICH ARE SUBSTANTIALLY SIMILAR TO THE EXISTING INVESTMENT ADVISORY CONTRACT BETWEEN THE
                                      TRUST AND BANK SOUTH, SUBJECT TO AND EFFECTIVE UPON THE CONSUMMATION OF THE ACQUISITION OF
                                      BANK SOUTH BY NATIONSBANK CORPORATION.

FOR    AGAINST    ABSTAIN         2.  PROPOSAL TO APPROVE A NEW SUB-ADVISORY CONTRACT ON BEHALF OF EACH PORTFOLIO BETWEEN NBAI AND
[ ]      [ ]        [ ]               ITS AFFILIATE, TRADESTREET INVESTMENT ASSOCIATES, INC., SUBJECT TO THE APPROVAL OF THE NEW
                                      ADVISORY CONTRACT, AND SUBJECT TO AND EFFECTIVE UPON THE CONSUMMATION OF THE ACQUISITION OF
                                      BANK SOUTH BY NATIONSBANK CORPORATION.

                                  3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                      PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                      ------------------------------------    -----------------------------------------------------
                                      Signature                       Date    Signature (Joint Owners)                         Date

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS
ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL
CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE



                                                                       EXHIBIT A
                              ("PRESENT CONTRACT")

                                PEACHTREE FUNDS

                          INVESTMENT ADVISORY CONTRACT

                                WITH BANK SOUTH


                                PEACHTREE FUNDS

                          INVESTMENT ADVISORY CONTRACT


         This Contract is made this 1st day of December 1993, between Bank South, N.A., a national banking association having its principal place of business in Atlanta, Georgia (the "Advisor"), and Peachtree Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, Advisor is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Advisor as Investment Advisor for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Advisor accepts the appointments. Subject to the direction of the Trustees of the Trust, Advisor shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Advisor, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission. Advisor will place or cause to be placed orders for the purchase and sale of such investments and instruments on behalf of each Fund and give corresponding instructions to the Fund's custodian.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto;
expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Advisor, for all services rendered to each Fund by Advisor hereunder, the fees set forth in the exhibits attached hereto.

         5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.


         6. The Advisor may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Advisor may, by notice to the Fund, voluntarily declare to be effective.

         7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Advisor shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Advisor.

         9. This Contract may not be assigned by Advisor and shall automatically terminate in the event of any assignment. Advisor may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Advisor, Advisor shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

         12. The Advisor acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Advisor agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Advisor to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Advisor of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         13. Advisor is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Advisor shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

         16. The parties hereto acknowledge that Bank South, N.A. has reserved the right to grant the non- exclusive use of the name "Peachtree Funds" or any derivative thereof to any other investment company, investment company portfolio, investment Advisor, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Peachtree Funds." The name "Peachtree Funds" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Bank South, N.A. and the Trust.

                                   EXHIBIT A
                                     to the
                          Investment Advisory Contract

                     Peachtree Government Money Market Fund
                       Peachtree Prime Money Market Fund


         For all services rendered by Advisor hereunder, the above-named Funds of the Trust shall pay to Advisor and Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Funds.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Funds.

         The advisory fee so accrued shall be paid to Advisor daily.

         Witness the due execution hereof this 1st day of December, 1993.


Attest:                                         Bank South, N.A.



                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President





Attest:                                         Peachtree Funds


                                                By:
-----------------------------                      -----------------------------
          Assistant Secretary                                     Vice President

                                   EXHIBIT B
                                     to the
                          Investment Advisory Contract

                             Peachtree Equity Fund
                              Peachtree Bond Fund
                     Peachtree Georgia Tax-Free Income Fund


         For all services rendered by Advisor hereunder, the above-named Funds of the Trust shall pay to Advisor and Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Funds.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Funds.

         The advisory fee so accrued shall be paid to Advisor daily.

         Witness the due execution hereof this 1st day of December, 1993.



Attest:                                         Bank South, N.A.



                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President





Attest:                                         Peachtree Funds


                                                By:
-----------------------------                      -----------------------------
          Assistant Secretary                                     Vice President

                                                                       EXHIBIT B
                           ("NEW ADVISORY CONTRACT")

                                PEACHTREE FUNDS

                          INVESTMENT ADVISORY CONTRACT

                        WITH NATIONSBANC ADVISORS, INC.


                                PEACHTREE FUNDS

                          INVESTMENT ADVISORY CONTRACT


         This Contract is made this     day of January 1996, between
                                    ---
NationsBanc Advisors, Inc., a North Carolina corporation having its principal place of business in Charlotte, North Carolina (the "Advisor"), and Peachtree Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, Advisor is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. The Trust hereby appoints Advisor as Investment Advisor for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Advisor accepts the appointments. Subject to the direction of the Trustees of the Trust, Advisor shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Advisor, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission. Advisor will place or cause to be placed orders for the purchase and sale of such investments and instruments on behalf of each Fund and give corresponding instructions to the Fund's custodian.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Advisor, for all services rendered to each Fund by Advisor hereunder, the fees set forth in the exhibits attached hereto.

         5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.


         6. The Advisor may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Advisor may, by notice to the Fund, voluntarily declare to be effective.

         7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Advisor shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Advisor.

         9. This Contract may not be assigned by Advisor and shall automatically terminate in the event of any "assignment," as defined in the 1940 Act. Advisor may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its duties under this Contract.

         10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Advisor, Advisor and its affiliates shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

         12. The Advisor acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Advisor agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Advisor to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Advisor of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         13. Advisor is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Advisor shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

         16. The parties hereto acknowledge that NationsBanc Advisors, Inc. has reserved the right to grant the non-exclusive use of the name "Peachtree Funds" or any derivative thereof to any other investment company, investment company portfolio, investment Advisor, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Peachtree Funds." The name "Peachtree Funds" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to NationsBanc Advisors, Inc. and the Trust.

                                   EXHIBIT A
                                     to the
                          Investment Advisory Contract

                     Peachtree Government Money Market Fund
                       Peachtree Prime Money Market Fund


         For all services rendered by Advisor hereunder, the above-named Funds of the Trust shall pay to Advisor and Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Funds.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Funds.

         The advisory fee so accrued shall be paid to Advisor daily.

         Witness the due execution hereof this     day of January, 1996.
                                               ---


Attest:                                         NationsBanc Advisors, Inc.



                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President


[Corporate Seal]



Attest:                                         Peachtree Funds


                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President


[Corporate Seal]

                                   EXHIBIT B
                                     to the
                          Investment Advisory Contract

                             Peachtree Equity Fund
                              Peachtree Bond Fund
                     Peachtree Georgia Tax-Free Income Fund


         For all services rendered by Advisor hereunder, the above-named Funds of the Trust shall pay to Advisor and Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .75 of 1% of the average daily net assets of the Funds.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of .75 of 1% applied to the daily net assets of the Funds.

         The advisory fee so accrued shall be paid to Advisor daily.

         Witness the due execution hereof this     day of January, 1996.
                                               ---



Attest:                                         NationsBanc Advisors, Inc.



                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President


[Corporate Seal]



Attest:                                         Peachtree Funds


                                                By:
-----------------------------                      -----------------------------
                    Secretary                                     Vice President


[Corporate Seal]

                                                                       EXHIBIT C
                         ("NEW SUB-ADVISORY CONTRACT")

                             SUB-ADVISORY CONTRACT

                                    BETWEEN

                           NATIONSBANC ADVISORS, INC.

                                      AND

                    TRADESTREET INVESTMENT ASSOCIATED, INC.


                           NATIONSBANC ADVISORS, INC.

                             SUB-ADVISORY AGREEMENT



         THIS AGREEMENT is made between NationsBanc Advisors, Inc., a North Carolina corporation located in Charlotte, North Carolina (hereinafter referred to as "Adviser"), and TradeStreet Investment Associates, Inc., a Delaware corporation located in Charlotte, North Carolina (hereinafter referred to as the "Sub-Adviser").

                             W I T N E S S E T H :

         That the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to each portfolio ("Fund") of the Peachtree Funds ("Trust") for which the parties hereto execute an exhibit to this Agreement relating to such Fund, such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund which may be offered in one or more classes of shares ("Classes").

         2. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee (the "Sub- Advisory Fee"), as set forth in the exhibits hereto. In the event that the fee due from the Trust to the Adviser on behalf of the Fund is reduced in order to meet expense limitations imposed on the Fund by state securities laws or regulations, the Sub-Advisory Fee shall be reduced by one-half of said reduction in the fee due from the Trust to the Adviser on behalf of the Fund.

         Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or Class of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

         3. This Agreement shall begin for the Fund on the date that the parties execute an exhibit to this Agreement relating to such Fund and shall continue in effect for the Fund for two years form the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year that it does not desire such continuation with respect to the Fund.

         4. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund on sixty (60) days' written notice to Adviser; (b) by Sub-Adviser or Adviser upon 60 days' written notice to the other party to the Agreement.

         5.      This Agreement shall automatically terminate:

                 (a) in the event of its assignment (as defined in the 1940 Act); or


                 (b) in the event of termination of the Investment Advisory Contract for any reason whatsoever.

         6. So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the 1940 Act) to the Fund except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

         Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

         7. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Sub-Advisor, Sub-Advisor and its affiliates shall not be liable to the Adviser, the Trust, or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         8. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the 1940 Act, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of the Fund.


                                    - 2 -


                                   EXHIBIT A
                                     to the
                             Sub-Advisory Agreement

                                PEACHTREE FUNDS

                     Peachtree Georgia Tax-Free Income Fund
                     Peachtree Government Money Market Fund

         For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .055 of 1% of the average daily net assets of each of the above-mentioned portfolios. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Investment Advisory
Contract dated January   , 1996.
                       --

         This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their
corporate seals to be affixed hereto this    day of January, 1996.
                                          --

ATTEST:                                  NationsBanc Advisors, Inc.



                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]



                                         TradeStreet Investment Associates, Inc.


                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]


                                   EXHIBIT B
                                     to the
                             Sub-Advisory Agreement

                                PEACHTREE FUNDS

                              Peachtree Bond Fund


         For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .15 of 1% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Investment Advisory Contract dated
January   , 1996.
        --

         This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their
corporate seals to be affixed hereto this    day of January, 1996.
                                          --


ATTEST:                                  NationsBanc Advisors, Inc.



                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]



                                         TradeStreet Investment Associates, Inc.


                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]


                                   EXHIBIT C
                                     to the
                             Sub-Advisory Agreement

                                PEACHTREE FUNDS

                             Peachtree Equity Fund


         For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .25 of 1% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Investment Advisory Contract dated
January   , 1996.
        --

         This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their
corporate seals to be affixed hereto this    day of January, 1996.
                                          --


ATTEST:                                  NationsBanc Advisors, Inc.



                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]



                                         TradeStreet Investment Associates, Inc.


                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]


                                   EXHIBIT D
                                     to the
                             Sub-Advisory Agreement

                                PEACHTREE FUNDS

                     Peachtree Georgia Tax-Free Income Fund


         For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .07 of 1% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Investment Advisory Contract dated
January   , 1996.
        --

         This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their
corporate seals to be affixed hereto this    day of January, 1996.
                                          --


ATTEST:                                  NationsBanc Advisors, Inc.



                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President


[Corporate Seal]



                                         TradeStreet Investment Associates, Inc.


                                         By:
-----------------------------               -----------------------------
Secretary                                   Vice President